Exhibit 99.1

BellRing Brands Announces Stockholder Approval of Transactions in Connection

with the Anticipated Completion of the Spin-off of Post’s Interest in BellRing

ST. LOUIS, March 8, 2022 – BellRing Brands, Inc. (NYSE:BRBR) (“BellRing”) today announced that, at its stockholders meeting held today, BellRing stockholders voted to adopt the transaction agreement and plan of merger in connection with Post Holdings, Inc.’s (“Post”) anticipated spin-off and distribution of 80.1% of Post’s interest in BellRing to Post shareholders, including a vote of a majority of the shares held by BellRing’s stockholders other than Post, BellRing Distribution, LLC and their respective affiliates, satisfying one of the closing conditions of the transaction.

As previously announced by Post, the distribution and merger are expected to occur after market close on March 10, 2022, subject to the satisfaction or waiver of remaining closing conditions.

Forward-Looking Statements

Certain matters discussed in this press release are forward-looking statements. These forward-looking statements are made based on known events and circumstances at the time of release, and as such, are subject to uncertainty and changes in circumstances. These forward-looking statements include statements regarding Post’s proposed distribution of a significant portion of its interest in BellRing to Post shareholders, including the amount of New BellRing equity Post intends to distribute, the form of the distribution and the expected timing of the completion of the proposed transaction. There is no assurance that the proposed distribution will be completed as anticipated or at all, and there are a number of risks, uncertainties and assumptions that could cause actual results to differ materially from the forward-looking statements made herein, including risks relating to unanticipated developments that prevent, delay or negatively impact the proposed distribution, the ongoing conflict in Ukraine, the rapidly changing situation related to the COVID-19 pandemic and other financial, operational and legal risks and uncertainties described in BellRing’s filings with the Securities and Exchange Commission (the “SEC”). These forward-looking statements represent BellRing’s judgment as of the date of this release. BellRing disclaims, however, any intent or obligation to update these forward-looking statements.

Additional Information and Where to Find It

This release does not constitute an offer to sell, the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. In connection with the proposed transaction, New BellRing (as BellRing Distribution, LLC) has filed a registration statement of New BellRing on Form S-4 (File No. 333-261741) with the SEC, which contains a prospectus of New BellRing and a definitive proxy statement of BellRing, dated February 3, 2022, and a registration statement of New BellRing on Form S-4/S-1 (File No. 333-261873) with the SEC, which contains a prospectus of New BellRing, dated February 14, 2022. INVESTORS AND SECURITYHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENTS/ PROSPECTUSES, PROXY STATEMENT AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN, ANY AMENDMENTS OR SUPPLEMENTS TO THESE FILINGS, AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NEW BELLRING, BELLRING AND THE PROPOSED TRANSACTION. The registration statements were declared effective by the SEC on February 3, 2022, and a definitive proxy statement/prospectus was mailed on or about February 3, 2022 to stockholders of BellRing seeking that such stockholders adopt the definitive agreement for the proposed transaction. Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge from the SEC’s website, www.sec.gov, BellRing’s website, www.bellring.com, or Post’s website, www.postholdings.com.

The transaction and distribution of this release may be restricted by law in certain jurisdictions and persons who come into possession of any document or other information referred to herein should inform themselves about and observe any such restrictions. Any failure to comply with these restrictions may constitute a violation of the securities laws of any such jurisdiction. No offering of securities will be made, directly or indirectly, in or into any jurisdiction where to do so would be inconsistent with the laws of such jurisdiction.

About BellRing Brands, Inc.

BellRing Brands, Inc. is a rapidly growing leader in the global convenient nutrition category offering ready-to-drink shake and powder protein products. Its primary brands, Premier Protein® and Dymatize®, appeal to a broad range of consumers and are distributed across a diverse network of channels including club, food, drug, mass, eCommerce, specialty and convenience. BellRing’s commitment to consumers is to strive to make highly effective products that deliver best-in-class nutritionals and superior taste. For more information, visit www.bellring.com.

Contact:

Investor Relations

Jennifer Meyer

jennifer.meyer@postholdings.com

(314) 644-7665

Media Relations

Lisa Hanly

lisa.hanly@postholdings.com

(314) 665-3180

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